PNC Absolute Return TEDI Fund LLC

Two Hopkins Plaza

Baltimore, Maryland 21201

November 23, 2009

VIA EDGAR

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	PNC Absolute Return TEDI Fund LLC
File No. 33-128723; 811-21815

Ladies and Gentlemen:

We are filing via EDGAR pursuant to the Securities Exchange Act of 1934, as amended, a preliminary proxy statement relating to a special meeting of members of PNC Absolute Return TEDI Fund LLC (the “Fund”). The Fund operates as a feeder fund in a master-feeder fund arrangement with PNC Absolute Return Master Fund LLC (the “Master Fund”). The purpose of the meeting is to vote on the following proposals applicable to both the Fund and the Master Fund:

(1) To elect five (5) Directors to the Boards of Directors.

(2) To approve a new investment management agreement between PNC Capital Advisors, LLC (“PNC”) and the Fund, and a new investment management agreement between PNC and the Master Fund. The agreements operate as one and the approval of one is conditioned upon the approval of the other.

(3) To approve a new investment advisory agreement among the Master Fund, PNC and Ramius Alternative Solutions LLC.

Pursuant to the requirements of the Investment Company Act of 1940, as amended, applicable to master-feeder fund arrangements, the Fund’s voting rights with respect to the Master Fund’s interests that it holds will be passed through to the Fund’s own members.

Please call me at 215-585-5082 or S. Elliott Cohan of Kramer Levin Naftalis & Frankel LLP, counsel to the Fund, at 212-715-9512 with any questions or comments.

Very truly yours,

/s/ Jennifer E. Vollmer
Jennifer E. Vollmer
Secretary
PNC Absolute Return TEDI Fund LLC

cc:	S. Elliott Cohan, Esq.